Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

September 30, 2005

(unaudited)

     Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.
Supplemental Financial Information
September 30, 2005
(unaudited)

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Cedar Shopping Centers, Inc.
Supplemental Financial Information
September 30, 2005
(unaudited)

Disclosures

Forward Looking Statements

Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words "anticipates", "believes", "expects", "intends", "future", and words of similar import, which express the Company’s belief, expectations, or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of tenants; the continuing availability of shopping center acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; the Company’s potential inability to realize the level of proceeds from property sales as initially expected; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

Basis of Presentation

The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by GAAP. The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended September 30, 2005.

Cedar Shopping Centers Partnership, L.P. (the "OP") is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. As of September 30, 2005, the Company owned a 94.9% economic interest in, and is the sole general partner of, the OP. The limited partners’ interest in the OP is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, since the Company is the sole general partner and exercises substantial operating control over these entities, such partnerships are included in the consolidated financial statements.

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Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

Funds From Operations (“FFO”) is a widely-recognized measure of REIT performance. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income applicable to common shareholders the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income applicable to common shareholders those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income applicable to common shareholders (determined in accordance with GAAP) as an indication of the Company’s performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Since the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)

	September 30,	December 31,
	2005	2004

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable
Preferred Stock shares outstanding	3,550,000	2,350,000
Closing market price	$26.00	$26.39

Common shares outstanding	28,508,935	19,350,981
OP Units outstanding	1,545,808	454,469
Closing market price	$14.47	$14.30

Equity market capitalization	$527,192,000	$345,234,000
Pro rata share of outstanding debt	334,264,000	212,142,000

Total capitalization	$861,456,000	$557,376,000

Ratio of pro rata share of outstanding debt to total capitalization	38.8%	38.1%

Ratio of pro rata share of outstanding debt to capitalization without Preferred Stock	43.5%	42.8%

	Three months ended September 30

	2005	2004

Total revenues	$20,551,000	$12,447,000
Net income applicable to common shareholders	$1,636,000	$1,208,000
Per common share	$0.06	$0.07
Dividends to common shareholders	$5,049,000	$3,703,000
Per common share	$0.225	$0.225
FFO	$7,237,000	$3,691,000
Per common share/OP unit	$0.27	$0.22

Average number of common shares:
Shares used in determination of earnings per share	25,390,000	16,456,000
Additional shares assuming conversion of OP Units	1,578,000	454,000

Shares used in determination of FFO per share	26,968,000	16,910,000

	Nine months ended September 30,

	2005	2004

Total revenues	$54,120,000	$36,358,000
Net income applicable to common shareholders	$4,456,000	$4,454,000
Per common share	$0.20	$0.70
Dividends to common shareholders	$14,430,000	$10,038,000
Per common share	$0.675	$0.610
FFO	$17,591,000	$11,313,000
Per common share/OP unit	$0.75	$0.67

Average number of common shares:
Shares used in determination of earnings per share	22,305,000	16,456,000
Additional shares assuming conversion of OP Units	1,088,000	449,000

Shares used in determination of FFO per share	23,393,000	16,905,000

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Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
(continued)

	September 30,	December 31,
	2005	2004

Real estate, net	775,517,000	505,325,000
Other assets	46,351,000	31,835,000

Total assets	$821,868,000	$537,160,000

Total debt	$370,397,000	$248,630,000
Other liabilities	37,338,000	34,239,000
Minority interests	12,403,000	11,995,000
Limited partners' interest in OP	20,488,000	6,542,000
Shareholders' equity	381,242,000	235,754,000

Total liabilities and equity	$821,868,000	$537,160,000

Fixed-rate mortgages	$271,974,000	$161,475,000
Variable-rate mortgages	38,023,000	18,955,000

Total mortgages	309,997,000	180,430,000
Secured revolving credit facility	60,400,000	68,200,000

Total debt	$370,397,000	$248,630,000

Pro rata share of total debt	$334,264,000	$212,142,000

Weighted average interest rates:
Fixed-rate mortgages	5.9%	6.5%
Variable-rate mortgages	5.8%	4.7%
Total mortgages	5.9%	6.3%
Secured variable-rate revolving credit facility	5.3%	3.9%
Total debt	5.8%	5.7%

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CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets Information
(unaudited)

	September 30, 2005			December 31, 2004

		Joint venture	Wholly-owned		Joint venture	Wholly-owned
	Total	properties	properties	Total	properties	properties

Assets:
Real estate:
Land	$146,248,000	$14,409,000	$131,839,000	$97,617,000	$14,409,000	$83,208,000
Buildings and improvements	657,544,000	54,038,000	603,506,000	423,735,000	54,083,000	369,652,000

	803,792,000	68,447,000	735,345,000	521,352,000	68,492,000	452,860,000
Less accumulated depreciation	(28,275,000)	(4,169,000)	(24,106,000)	(16,027,000)	(3,055,000)	(12,972,000)
Real estate, net	775,517,000	64,278,000	711,239,000	505,325,000	65,437,000	439,888,000
Cash and cash equivalents	10,690,000	—	10,690,000	8,457,000	—	8,457,000
Cash at joint ventures	1,205,000	1,205,000	—	1,193,000	1,193,000	—
Construction / improvement and other
escrows	5,159,000	1,313,000	3,846,000	5,912,000	1,408,000	4,504,000
Receivables:
Rents and other, net	3,759,000	377,000	3,382,000	1,929,000	216,000	1,713,000
Straight-line rents	4,225,000	794,000	3,431,000	2,554,000	668,000	1,886,000
Other assets	6,988,000	519,000	6,469,000	2,379,000	271,000	2,108,000
Deferred charges, net:
Leasing costs	8,828,000	333,000	8,495,000	6,163,000	226,000	5,937,000
Financing costs	4,512,000	580,000	3,932,000	2,994,000	675,000	2,319,000
Other	985,000	—	985,000	254,000	—	254,000

Total assets	$821,868,000	$69,399,000	$752,469,000	$537,160,000	$70,094,000	$467,066,000

Liabilities and shareholders' equity:
Mortgage loans payable	$309,997,000	$49,723,000	$260,274,000	$180,430,000	$50,224,000	$130,206,000
Secured revolving credit facility	60,400,000	—	60,400,000	68,200,000	—	68,200,000
Accounts payable and accrued expenses	6,939,000	338,000	6,601,000	5,549,000	464,000	5,085,000
Tenant advance payments and security deposits	4,823,000	424,000	4,399,000	3,463,000	533,000	2,930,000
Unamortized intangible lease liabilities	25,576,000	1,078,000	24,498,000	25,227,000	1,185,000	24,042,000

Total liabilities	407,735,000	51,563,000	356,172,000	282,869,000	52,406,000	230,463,000

Minority interests	12,403,000	12,403,000	—	11,995,000	11,995,000	—
Limited partners' interest in consolidated OP	20,488,000	277,000	20,211,000	6,542,000	154,000	6,388,000
Equity (a)	381,242,000	5,156,000	376,086,000	235,754,000	5,539,000	230,215,000

Total liabilities and equity	$821,868,000	$69,399,000	$752,469,000	$537,160,000	$70,094,000	$467,066,000

(a)	Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned properties.

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
 (unaudited)

	Three months ended September 30, 2005			Three months ended September 30, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$14,425,000	$1,787,000	$12,638,000	$9,178,000	$1,770,000	$7,408,000
Percentage rents	152,000	3,000	149,000	70,000	1,000	69,000
Straight-line rents	735,000	48,000	687,000	260,000	63,000	197,000
Amortization of intangible lease liabilities	1,074,000	36,000	1,038,000	579,000	32,000	547,000

	16,386,000	1,874,000	14,512,000	10,087,000	1,866,000	8,221,000
Expense recoveries	4,011,000	591,000	3,420,000	2,253,000	331,000	1,922,000
Other	154,000	—	154,000	107,000	—	107,000

Total revenues	20,551,000	2,465,000	18,086,000	12,447,000	2,197,000	10,250,000

Expenses:

Operating, maintenance and management	3,661,000	493,000	3,168,000	2,349,000	305,000	2,044,000
Real estate and other property-related taxes	1,961,000	220,000	1,741,000	1,363,000	220,000	1,143,000
General and administrative	1,317,000	—	1,317,000	706,000	—	706,000
Depreciation and amortization	5,643,000	384,000	5,259,000	2,911,000	346,000	2,565,000

Total expenses	12,582,000	1,097,000	11,485,000	7,329,000	871,000	6,458,000

Operating income	7,969,000	1,368,000	6,601,000	5,118,000	1,326,000	3,792,000
Non-operating income and expense:
Interest expense	(3,517,000)	(965,000)	(2,552,000)	(2,462,000)	(946,000)	(1,516,000)
Amortization of deferred financing costs	(335,000)	(33,000)	(302,000)	(247,000)	(32,000)	(215,000)
Interest income	19,000	5,000	14,000	17,000	—	17,000

Total non-operating income and expense	(3,833,000)	(993,000)	(2,840,000)	(2,692,000)	(978,000)	(1,714,000)

Income before minority and limited partners' interests	4,136,000	375,000	3,761,000	2,426,000	348,000	2,078,000
Minority interests	(307,000)	(307,000)	—	(274,000)	(274,000)	—
Limited partners' interest	(224,000)	(4,000)	(220,000)	(33,000)	(2,000)	(31,000)

Net income	3,605,000	64,000	3,541,000	2,119,000	72,000	2,047,000

Preferred distribution requirements	(1,969,000)	—	(1,969,000)	(911,000)	—	(911,000)

Net income applicable to common shareholders	$1,636,000	$64,000	$1,572,000	$1,208,000	$72,000	$1,136,000

Per common share	$0.06	$—	$0.06	$0.07	$0.00	$0.07

Average number of common shares outstanding	25,390,000	25,390,000	25,390,000	16,456,000	16,456,000	16,456,000

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CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
(unaudited)

	Nine months ended September 30, 2005			Nine months ended September 30, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$37,958,000	$5,467,000	$32,491,000	$26,001,000	$5,256,000	$20,745,000
Percentage rents	375,000	8,000	367,000	374,000	20,000	354,000
Straight-line rents	1,669,000	127,000	1,542,000	905,000	204,000	701,000
Amortization of intangible lease liabilities	2,918,000	107,000	2,811,000	1,555,000	114,000	1,441,000

	42,920,000	5,709,000	37,211,000	28,835,000	5,594,000	23,241,000
Expense recoveries	10,902,000	1,381,000	9,521,000	7,188,000	1,257,000	5,931,000
Other	298,000	—	298,000	335,000	11,000	324,000

Total revenues	54,120,000	7,090,000	47,030,000	36,358,000	6,862,000	29,496,000

Expenses:
Operating, maintenance and management	10,233,000	1,135,000	9,098,000	7,746,000	1,056,000	6,690,000
Real estate and other property-related taxes	5,351,000	661,000	4,690,000	3,707,000	655,000	3,052,000
General and administrative	3,483,000	—	3,483,000	2,333,000	—	2,333,000
Depreciation and amortization	13,574,000	1,147,000	12,427,000	7,978,000	1,027,000	6,951,000

Total expenses	32,641,000	2,943,000	29,698,000	21,764,000	2,738,000	19,026,000

Operating income	21,479,000	4,147,000	17,332,000	14,594,000	4,124,000	10,470,000
Non-operating income and expense:
Interest expense	(9,798,000)	(2,892,000)	(6,906,000)	(7,561,000)	(2,949,000)	(4,612,000)
Amortization of deferred financing costs	(771,000)	(101,000)	(670,000)	(736,000)	(96,000)	(640,000)
Interest income	51,000	12,000	39,000	48,000	—	48,000

Total non-operating income and expense	(10,518,000)	(2,981,000)	(7,537,000)	(8,249,000)	(3,045,000)	(5,204,000)

Income before minority and limited partners' interests	10,961,000	1,166,000	9,795,000	6,345,000	1,079,000	5,266,000
Minority interests	(950,000)	(950,000)	—	(858,000)	(858,000)	—
Limited partners' interest	(338,000)	(10,000)	(328,000)	(122,000)	(6,000)	(116,000)

Net income	9,673,000	206,000	9,467,000	5,365,000	215,000	5,150,000
Preferred distribution requirements	(5,217,000)	—	(5,217,000)	(911,000)	—	(911,000)

Net income applicable to common shareholders	$4,456,000	$206,000	$4,250,000	$4,454,000	$215,000	$4,239,000

Per common share	$0.20	$0.01	$0.19	$0.27	$0.01	$0.26

Average number of common shares outstanding	22,305,000	22,305,000	22,305,000	16,456,000	16,456,000	16,456,000

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CEDAR SHOPPING CENTERS, INC.
Reconciliation of Net Income to
Funds From Operations ("FFO")
(unaudited)

	Three months ended September 30		Nine months ended September 30

	2005	2004	2005	2004

Net income applicable to common shareholders (a)	$1,636,000	$1,208,000	$4,456,000	$4,454,000
Add (deduct):
Depreciation and amortization	5,624,000	2,671,000	13,525,000	7,369,000
Limited partners' interest	224,000	33,000	338,000	122,000
Minority interests	307,000	274,000	950,000	858,000
Minority interests' share of FFO	(554,000)	(495,000)	(1,678,000)	(1,490,000)

Funds from operations	$7,237,000	$3,691,000	$17,591,000	$11,313,000

FFO per common share (assuming conversion of OP Units)	$0.27	$0.22	$0.75	$0.67

Average number of common shares:
Shares used in determination of earnings per share	25,390,000	16,456,000	22,305,000	16,456,000
Additional shares assuming conversion of OP Units	1,578,000	454,000	1,088,000	449,000

Shares used in determination of FFO per share	26,968,000	16,910,000	23,393,000	16,905,000

(a) "Net income applicable to common shareholders" includes income from amortization of intangible lease liabilities of $1,074,000, $579,000, $2,918,000 and $1,555,000, respectively. The minority interests' share of such amortization was $26,000, $36,000, $80,000 and $111,000, respectively. Net income applicable to common shareholders also includes a charge for the ineffective portion of the change in the fair value of the Company's derivative financial instruments of $0, $236,000, $0 and $596,000, respectively (included in amortization expense). Minority interests did not share in such charge.

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005

							Average base	Major tenants [>=20,000 SF of GLA]
	Year	Percent	Gross leasable	Year built/ year	Number of	Percent	rent per
Property	acquired	owned (2)	area "GLA"	last renovated	tenants	occupied	leased SF	Name	SF	Lease expiration

STABILIZED PROPERTIES (1):
The Point Shopping Center	2000	100%	255,447	1972/2001	18	93%	$10.36	Giant Foods	55,000	07/31/2021
Harrisburg, PA								Burlington Coat Factory	76,665	01/31/2011
								Staples	24,000	08/31/2013
								A.C. Moore	20,000	07/31/2008

Academy Plaza	2001	100%	152,878	1965/1998	33	99%	11.36	Acme Markets	50,918	09/31/2018
Philadelphia, PA								Raising Horizons Charter School	20,092	08/31/2005

Port Richmond Village	2001	100%	154,908	1988	29	97%	12.05	Thriftway	40,000	10/31/2008
Philadelphia, PA								Pep Boys	20,615	02/28/2009

Washington Center Shoppes	2001	100%	153,260	1979/1995	29	99%	7.60	Acme Markets	66,046	12/02/2020
Washington Township, NJ								Powerhouse Gym	20,742	12/31/2012

Loyal Plaza	2002	25%	293,825	1969/2000	26	100%	7.50	K-Mart	102,558	08/31/2011
Williamsport, PA								Giant Foods	66,935	10/31/2019
								Staples	20,555	11/30/2014

LA Fitness Facility	2002	50%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Fort Washington, PA

Fairview Plaza	2003	30%	69,579	1992	5	97%	11.40	Giant Foods	59,237	02/28/2017
New Cumberland, PA

Halifax Plaza	2003	30%	54,150	1994	9	100%	10.89	Giant Foods	32,000	10/31/2019
Halifax, PA

Newport Plaza	2003	30%	66,789	1996	9	100%	10.12	Giant Foods	43,400	05/31/2021
Newport, PA

Pine Grove Plaza	2003	100%	79,306	2001/2002	16	100%	10.60	Peebles	24,963	01/31/2022
Pemberton Township, NJ

Swede Square	2003	100%	98,792	1980/2004	16	88%	13.16	LA Fitness	37,200	06/30/2016
East Norriton, PA

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005
(continued)

			Gross
			leasable	Year built/	Number		Average	Major tenants [>=20,000 SF of GLA]
	Year	Percent	area	year last	of	Percent	base rent per
Property	acquired	owned (2)	" GLA"	renovated	tenants	occupied	leased SF	Name	SF	Lease expiration

Valley Plaza	2003	100%	191,189	1975/1994	7	100%	4.39	K-Mart	95,810	09/30/2009
Hagerstown, MD								Ollie's	41,888	03/31/2011
								Tractor Supply	32,095	05/31/2010

Wal-Mart Center	2003	100%	155,842	1972/2000	8	95%	5.51	Wal-Mart	95,482	01/31/2020
Southington, CT								Namco	20,000	01/31/2011

South Philadelphia	2003	100%	283,415	1950/2003	25	96%	12.78	Shop Rite	54,388	09/30/2018
Philadelphia, PA								Bally's Total Fitness	31,000	05/31/2017
								Ross Stores	31,349	01/31/2013
								National Wholesale Liquidators	26,000	01/31/2016
								Modell's	20,000	01/31/2018
								Strauss Discount Auto	20,000	11/30/2013

River View Plaza I, II and III	2003	100%	244,225	1991/1998	20	86%	16.64	United Artists	77,700	12/31/2018
Philadelphia, PA								Pep Boys	22,000	09/30/2014

Columbus Crossing	2003	100%	142,166	2001	9	100%	15.22	Super Fresh Supermarket	61,506	09/30/2020
Philadelphia, PA								Old Navy	25,000	09/30/2008
								A.C. Moore	22,000	09/30/2011

Sunset Crossing	2003	100%	74,142	2002	6	96%	14.43	Giant Foods	54,332	06/30/2022
Dickson City, PA

Golden Triangle	2003	100%	191,581	1960/2005	15	85%	10.47	LA Fitness	44,796	04/30/2020
Lancaster, PA								Marshalls	30,000	05/31/2010
								Staples	24,060	05/31/2012
								Artesian Outlet	22,000	04/30/2009

The Commons	2004	100%	175,121	2000 - 2003	19	94%	9.92	Elder-Beerman Stores	54,500	01/31/2017
DuBois, PA								Shop 'n Save	52,654	10/07/2015

Townfair Center	2004	100%	203,531	1995 - 2002	12	98%	7.74	Lowe's Home Centers	95,173	12/31/2015
White Township, PA								Shop 'n Save	50,000	02/08/2012

Carbondale Plaza	2004	100%	129,915	1972	10	100%	4.57	Weis Markets	52,720	02/29/2016
Carbondale, PA								Peebles	39,600	01/31/2016

Lake Raystown Plaza	2004	100%	84,292	1995	9	100%	8.58	Giant Foods	39,244	07/31/2015
Huntingdon, PA

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005
(continued)

			Gross
			leasable		Year built/	Number		Average	Major tenants [>=20,000 SF of GLA]
	Year	Percent	area		year last	of	Percent	base rent per
Property	acquired	owned (2)	"GLA"		renovated	tenants	occupied	leased SF	Name	SF	Lease expiration

Franklin Village Plaza	2004	100%	303,772	(3)	1987/1989	61	89%	18.19	Stop & Shop (3)	75,000	10/31/2025
Franklin, MA									Marshalls	26,890	01/31/2009
The Brickyard	2004	100%	274,553		1989 - 1990	5	98%	8.73	Sam's Club	109,755	10/31/2010
Berlin, CT									The Home Depot Syms	103,003	10/31/2010
										38,000	03/31/2010
Kenley Village	2005	100%	51,894		1988	11	100%	7.54	Food Lion	29,000	02/11/2009
Hagerstown, MD
St. James Square	2005	100%	39,903		2000	4	93%	10.97	Food Lion	33,000	11/14/2020
Hagerstown, MD
Carrolton Discount Drug Mart Plaza	2005	100%	40,355		2000	4	100%	7.92	Discount Drug Mart	25,355	03/31/2016
Carrolton, OH
Clyde Discount Drug Mart Plaza	2005	100%	33,852		2002	2	82%	9.08	Discount Drug Mart	23,852	03/31/2019
Clyde, OH
CVS at Bradford	2005	100%	10,722		1996	1	100%	12.80
Bradford, PA
CVS at Celina	2005	100%	10,195		1998	1	100%	16.50
Celina, OH
CVS at Erie	2005	100%	10,125		1997	1	100%	16.39
Erie, PA
CVS at Portage Trail	2005	100%	10,125		1996	1	100%	13.77
Akron, OH
CVS at Westfield	2005	100%	10,125		2000	1	100%	15.74
Westfield, NY
Dover Discount Drug Mart Plaza	2005	100%	38,409		2002	7	100%	9.01	Discount Drug Mart	24,516	03/31/2013
Dover, OH
East Chestnut	2005	100%	20,680		1996	4	100%	16.65
Lancaster, PA

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005
(continued)

			Gross
			leasable	Year built/	Number		Average	Major tenants [>=20,000 SF of GLA]
	Year	Percent	area	year last	of	Percent	base rent per
Property	acquired	owned (2)	"GLA"	renovated	tenants	occupied	leased SF	Name	SF	Lease expiration

Fairfield Plaza	2005	100%	71,979	2001/2005	8	100%	13.51	TJ Maxx	25,257	08/31/2013
New Milford, CT								Staples	20,388	10/31/2019
Family Dollar at Zanesville	2005	100%	6,900	2000	1	100%	8.70
Zanesville, OH
FirstMerit Bank at Akron	2005	100%	3,200	1996	1	100%	23.51
Akron, OH
Hudson Discount Drug Mart Plaza	2005	100%	32,259	2000	1	100%	10.19	Discount Drug Mart	32,259	03/31/2017
Hudson, OH
Lodi Discount Drug Mart Plaza	2005	100%	38,576	2003	5	100%	9.27	Discount Drug Mart	24,596	03/31/2019
Lodi, OH
McCormick Place	2005	100%	46,000	1995	2	100%	8.48	Sam Levin Furniture	40,000	12/31/2011
North Olmsted, OH
McDonalds and Waffle House at Medina	2005	100%	6,000	2003	2	100%	11.70
Medina, OH
Ontario Discount Drug Mart Plaza	2005	100%	38,423	2002	3	95%	6.93	Discount Drug Mart	25,525	03/31/2016
Mansfield, OH
Pickerington Discount Drug Mart Plaza	2005	100%	47,810	2002	9	93%	11.94	Discount Drug Mart	25,852	08/31/2017
Pickerington, OH
Polaris Discount Drug Mart Plaza	2005	100%	50,289	2001	13	100%	12.02	Discount Drug Mart	25,861	03/31/2017
Lewis Center, OH
Pondside Plaza	2005	100%	19,340	2003	4	100%	8.20
Geneseo, NY
Powell Discount Drug Mart Plaza	2005	100%	49,782	2001	11	100%	11.96	Discount Drug Mart	25,852	04/10/2017
Powell, OH

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005
(continued)

			Gross
			leasable	Year built/	Number		Average	Major tenants [>=20,000 SF of GLA]
	Year	Percent	area	year last	of	Percent	base rent per
Property	acquired	owned (2)	"GLA"	renovated	tenants	occupied	leased SF	Name	SF	Lease expiration

Rite Aid at Massillon	2005	100%	10,125	1999	1	100%	17.91
Massillon, OH
Shelby Discount Drug Mart Plaza	2005	100%	36,596	2002	5	100%	9.16	Discount Drug Mart	24,596	03/31/2019
Shelby, OH
Staples at Oswego	2005	100%	23,884	2000	1	100%	10.90	Staples	23,884	02/28/2015
Oswego, NY
Coliseum Marketplace	2005	100%	105,181	1987/2005	7	89%	13.25	Farm Fresh	57,662	01/31/2021
Hampton, VA
General Booth Plaza	2005	100%	73,320	1985	13	100%	11.68	Farm Fresh	53,758	12/31/2013
Virginia Beach, VA
Kempsville Crossing	2005	100%	97,477	1985	14	99%	1028	Farm Fresh	58,968	01/31/2014
Virginia Beach, VA
Liberty Marketplace	2005	100%	68,200	2003	6	96%	16.97	Giant Foods	55,000	09/30/2023
DuBois, PA
Mechanicsburg Giant	2005	100%	51,500	2003	1	100%	20.90	Giant Foods	51,500	06/30/2024
Mechanicsburg, PA
Smithfield Plaza	2005	100%	45,544	1988	1	100%	10.04	Farm Fresh	45,544	01/31/2014
Smithfield, VA
Suffolk Plaza	2005	100%	67,216	1984	1	100%	9.40	Farm Fresh	67,216	01/31/2014
Suffolk, VA
Virginia Little Creek	2005	100%	69,620	1966/2001	2	100%	10.41	Farm Fresh	66,120	01/31/2014
Norfolk, VA
Oakland Mills	2005	100%	58,224	1960's/2004	8	100%	12.01	Food Lion	43,470	11/30/2018
Columbia, MD

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CEDAR SHOPPING CENTERS, INC.
Property Summary
  As of September 30, 2005
(continued)

			Gross
			leasable	Year built/		Number		Average	Major tenants [>=20,000 SF of GLA]
	Year	Percent	area	year last		of	Percent	base rent per
Property	acquired	owned(2)	"GLA"	renovated		tenants	occupied	leased SF	Name	SF	Lease expiration

The Point at Carlisle Plaza	2005	100%	182,719	1965/1984		23	87%	7.28	Bon-Ton	59,925	01/25/2010
Carlisle, PA									Office Max	22,645	10/01/2012
									Dunham Sports	21,300	01/31/2016
The Shops at Suffolk Downs	2005	100%	85,777	2005		2	91%	10.58	Stop & Shop	74,977	09/30/2025
Revere, MA
Majestic Plaza	2005	100%	79,180	1960	's	3	85%	15.58	Farmer Jack	54,650	08/31/2022
East Lansing, MI

			5,615,184			582	96%	10.85

DEVELOPMENT/REDEVELOPMENT AND OTHER NON-STABILIZED PROPERTIES:
Camp Hill	2002	100%	419,047	1958/2005		23	76%	8.70	Boscov's	167,597	09/30/2010
Camp Hill, PA									Giant Foods	42,070	01/31/2011
									Barnes & Noble	24,908	01/31/2011
Red Lion	2002	20%	224,269	1970/2000		16	67%	12.42	Best Buy Stores	46,000	01/31/2014
Philadelphia, Pa									Staples	23,942	07/31/2015
Huntingdon Plaza	2004	100%	151,277	1972 - 2003		13	50%	6.52	Peebles	22,060	01/31/2018
Huntingdon, PA
Hamburg Commons	2004	100%	99,488	1988 - 1993		7	71%	6.32
Hamburg, PA
Meadows Marketplace	2004	100%	91,250	2005		N/A	—	N/A	Giant Foods (4)	66,000	09/30/2025
South Hanover Township, PA
Centerville Discount Drug Mart Plaza	2005	100%	49,494	2000		7	72%	10.61	Discount Drug Mart	24,012	03/31/2016
Centerville, OH
Dunmore Shopping Center	2005	100%	101,000	1962		2	66%	3.35	Eynon Outlet	40,000	02/28/2014
Dunmore, PA									Big Lots	26,902	01/31/2007
Value City Shopping Center	2005	100%	117,000	1950	's	3	74%	1.95	Value City Stores	85,000	01/31/2008
Wyoming, MI

			1,252,825			71	64%	7.90

TOTAL PORTFOLIO			6,868,009			653	90%	$10.47

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CEDAR SHOPPING CENTERS, INC.
Property Summary
As of September 30, 2005
(continued)
(1)	“Stabilized properties” are those properties, with no development/redevelopment activities, having an occupancy rate of at least 80%.

(2)	Other than the partnership owning the Red Lion property, the terms of the several joint venture agreements provide, among other things, that the minority interest partners receive certain preferential returns on their investments prior to any distributions to the Company.

(3)	Stop & Shop is presently constructing an addition to its existing 55,000 sq. ft. store which will increase the size to 75,000 sq. ft. Upon completion, which is estimated to be in November 2005, the extended lease term will run for 20 years from that date. The total GLA for the shopping center includes approximately 15,000 sq. ft. which will result from the Stop & Shop expansion.

(4)	Giant Foods has signed a 20-year lease for a store of approximately 66,000 sq. ft. at Meadows Marketplace. Development activities have commenced and are expected to cost approximately $10 million (including the cost of the land); the Giant Foods Store was competed in October 2005. At present, it is anticipated that this property will contain a total of approximately 91,000 sq. ft. of GLA.

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CEDAR SHOPPING CENTERS, INC.
  Debt Summary
As of September 30, 2005
 (unaudited)

				Balances		Pro rata share
			Int. rate
	Percent	Maturity	Sep 30	Sep 30	Dec 31	Sep 30	Dec 31
Property	Owned	Date	2005	2005	2004	2005	2004

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.63%	$19,015,000	$19,264,000	$19,015,000	$19,264,000
Academy Plaza	100.0%	Mar 2013	7.28%	10,162,000	10,278,000	10,162,000	10,278,000
Port Richmond Village	100.0%	Apr 2008	7.17%	11,009,000	11,135,000	11,009,000	11,135,000
Washington Center Shoppes	100.0%	Nov 2007	7.53%	5,686,000	5,749,000	5,686,000	5,749,000
Red Lion	20.0%	Feb 2010	8.86%	16,349,000	16,459,000	3,270,000	3,292,000
Loyal Plaza	25.0%	Jun 2011	7.18%	13,415,000	13,532,000	3,354,000	3,383,000
Fairview Plaza	30.0%	Feb 2013	5.71%	5,880,000	5,941,000	1,764,000	1,782,000
Halifax Plaza	30.0%	Feb 2010	6.83%	4,033,000	4,100,000	1,210,000	1,230,000
Newport Plaza	30.0%	Feb 2010	6.83%	5,155,000	5,237,000	1,546,000	1,571,000
Pine Grove Plaza	100.0%	Sep 2015	4.98%	6,200,000	5,738,000	6,200,000	5,738,000
Pine Grove Plaza	100.0%	Mar 2006	8.50%	388,000	388,000	388,000	388,000
Golden Triangle	100.0%	Apr 2008	6.00%	9,723,000	9,987,000	9,723,000	9,987,000
Townfair Center	100.0%	Mar 2008	6.00%	9,981,000	10,167,000	9,981,000	10,167,000
Franklin Village Plaza	100.0%	Nov 2011	4.81%	43,500,000	43,500,000	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.15%	2,987,000	—	2,987,000	—
Clyde Discount Drug Mart	100.0%	May 2015	5.19%	2,071,000	—	2,071,000	—
CVS at Bradford	100.0%	Mar 2017	5.16%	1,117,000	—	1,117,000	—
CVS at Celina	100.0%	Jan 2020	5.16%	1,803,000	—	1,803,000	—
CVS at Erie	100.0%	Nov 2018	5.16%	1,499,000	—	1,499,000	—
CVS at Portage Trail	100.0%	Aug 2017	5.00%	1,186,000	—	1,186,000	—
Dover Discount Drug Mart	100.0%	May 2015	5.20%	2,265,000	—	2,265,000	—
East Chestnut	100.0%	Apr 2018	5.16%	2,393,000	—	2,393,000	—
Fairfield Plaza	100.0%	Jul 2015	5.00%	5,463,000	—	5,463,000	—
Lodi Discount Drug Mart	100.0%	May 2015	5.19%	2,524,000	—	2,524,000	—
McCormick Place	100.0%	Jul 2008	5.15%	2,448,000	—	2,448,000	—
Ontario Discount Drug Mart	100.0%	May 2015	5.20%	2,330,000	—	2,330,000	—
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.00%	4,441,000	—	4,441,000	—
Polaris Discount Drug Mart	100.0%	May 2015	5.20%	4,755,000	—	4,755,000	—
Pondside Plaza	100.0%	May 2015	5.55%	1,230,000	—	1,230,000	—
Powell Discount Drug Mart	100.0%	May 2015	5.20%	4,556,000	—	4,556,000	—
Rite Aid at Massillon	100.0%	Jan 2020	5.00%	1,815,000	—	1,815,000	—
Shelby Discount Drug Mart	100.0%	May 2015	5.19%	2,330,000	—	2,330,000	—
Staples at Oswego	100.0%	May 2015	5.30%	2,395,000	—	2,395,000	—
Coliseum Marketplace	100.0%	Jul 2014	5.19%	13,236,000	—	13,236,000	—
General Booth Plaza	100.0%	Aug 2013	5.17%	5,931,000	—	5,931,000	—
Kempsville Crossing	100.0%	Aug 2013	5.17%	6,737,000	—	6,737,000	—
Liberty Marketplace	100.0%	Jul 2014	5.19%	10,380,000	—	10,380,000	—
Mechanicsburg Giant	100.0%	Nov 2014	5.20%	10,755,000	—	10,755,000	—
Virginia Little Creek	100.0%	Aug 2013	5.17%	5,390,000	—	5,390,000	—
Virginia Little Creek	100.0%	Sep 2021	5.22%	547,000	—	547,000	—
Smithfield Plaza	100.0%	Aug 2013	5.17%	3,776,000	—	3,776,000	—
Suffolk Plaza	100.0%	Aug 2013	5.17%	5,118,000	—	5,118,000	—

		6.9 years	5.94%	271,974,000	161,475,000	238,286,000	127,464,000

		[wtd-avg maturity]	[wtd-avg rate]
Variable-rate mortgages:

LA Fitness Facility	50.0%	Dec 2007	6.59%	4,891,000	4,955,000	2,446,000	2,478,000
Camp Hill	100.0%	Apr 2008	5.69%	33,132,000	14,000,000	33,132,000	14,000,000

Total variable-rate mortgages		2.5 years	5.81%	38,023,000	18,955,000	35,578,000	16,478,000

		[wtd-avg maturity]	[wtd-avg rate]

Total mortgages		6.3 years	5.92%	309,997,000	180,430,000	273,864,000	143,942,000

		[wtd-avg maturity]	[wtd-avg rate]

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CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of September 30, 2005
 (unaudited)
(continued)

					Balances		Pro rata share

				Int. rate
	Percent	Maturity		Sep 30	Sep 30	Dec 31	Sep 30	Dec 31
Property	Owned	Date		2005	2005	2004	2005	2004

Secured revolving credit facility (a)	100.0%	Jan 2007		5.32%	60,400,000	68,200,000	60,400,000	68,200,000

Secured revolving credit facility		1.3 years		5.32%	60,400,000	68,200,000	60,400,000	68,200,000

		[wtd-avg maturity	]	[wtd-avg rate ]

Total debt		5.5 years		5.83%	$370,397,000	$248,630,000	$334,264,000	$212,142,000

		[wtd-avg maturity	]	[wtd-avg rate]

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facility (a)	Total

2005	$1,108,000			1,108,000
2006	4,640,000	$388,000		5,028,000
2007	4,855,000	10,225,000	$60,400,000	75,480,000
2008	4,131,000	63,832,000		67,963,000
2009	4,085,000	—		4,085,000
2010	3,904,000	23,883,000		27,787,000
2011	3,942,000	55,786,000		59,728,000
2012	3,829,000	15,901,000		19,730,000
2013	2,988,000	35,871,000		38,859,000
2014	2,293,000	27,242,000		29,535,000
2015	1,235,000	36,154,000		37,389,000
2016	871,000	—		871,000
2017	775,000	—		775,000
2018	565,000	964,000		1,529,000
2019	409,000	—		409,000
2020	73,000	—		73,000
2021	31,000	17,000		48,000

	$39,734,000	$270,263,000	$60,400,000	$370,397,000

(a)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2007.

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CEDAR SHOPPING CENTERS, INC
 Consolidated Joint Ventures Information
(unaudited)

		As of September 30, 2005

			Mortgage	Other assets/	Equity (a)
	Partners'	Real estate,	loans	liabilities,
Property	percent	net	payable	net	Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,413,731	$(13,415,054)	$1,040,456	$5,124,582	$1,914,551	$7,039,133
Red Lion	80%	18,471,055	(16,349,375)	1,728,331	2,472,644	1,377,367	3,850,011
Fairview Plaza (d)	70%	8,732,555	(5,879,990)	(248,975)	1,600,233	1,003,357	2,603,590
Halifax Plaza (d)	70%	5,482,745	(4,032,500)	55,011	1,193,588	311,668	1,505,256
Newport Plaza (d)	70%	6,402,154	(5,154,684)	278,755	1,096,419	429,806	1,526,225
LA Fitness Facility	50%	5,773,611	(4,891,254)	428,815	915,093	396,079	1,311,172

		$64,275,851	$(49,722,857)	$3,282,393	$12,402,559	$5,432,828	$17,835,387

		For the nine months ended September 30, 2005

		Property-level operations						Share of property net income

								<<< Partners >>>
	Partners'		Operating	Depreciation/	Operating	Non-op
Property	percent	Revenues	expenses	amortization	income	inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$2,229,152	$636,510	$407,457	$1,185,185	$823,287	$361,898	$271,424	$90,475	$—
Red Lion	80%	2,358,691	731,143	323,311	1,304,237	1,157,802	146,435	117,148	—	29,287
Fairview Plaza (d)	70%	690,453	115,198	142,124	433,131	256,771	176,360)
							)
Halifax Plaza (d)	70%	574,507	127,628	88,043	358,836	217,551	141,285)	319,481	27,384	109,537
							)
Newport Plaza (d)	70%	681,292	168,239	102,131	410,922	272,165	138,757)
LA Fitness Facility	50%	556,200	16,951	84,261	454,988	253,235	201,753	100,877	23,202	77,675

		$7,090,295	$1,795,669	$1,147,327	$4,147,299	$2,980,811	$1,166,488	$808,929	$141,060	$216,499

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Consolidated Joint Ventures Information
(unaudited)
(continued)

				Share of FFO (a)
	Partners'
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$573,049	$196,306	$769,355
Red Lion	80%	20%		375,797	93,949	469,746
Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	554,071	234,628	788,699
			)
Newport Plaza (d)	70%	30%	)
LA Fitness Facility	50%	50%		175,407	110,607	286,014

				$1,678,324	$635,490	$2,313,814

(a)	The Partners/Cedar shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b)	Includes limited partners' share.

( c)	Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned entities.

(d)	As each of these three properties is under an umbrella partnership, any shortfall in required preference payments by any one of the properties will be offset by excess cash flow from any of the other properties.

(e)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.

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CEDAR SHOPPING CENTERS, INC.
Tenant Concentration Schedule
As of September 30, 2005
(unaudited)
					Annualized	Percentage
	Number		Percentage	Annualized	base rents	annualized
Tenant	of stores	Sq ft	Sq ft	base rents	per sq ft	base rents

Giant Foods/Stop & Shop	12	648,695	9.45%	$7,804,525	$12.03	12.08%
Farm Fresh/Shop 'n Save	8	466,832	6.80%	4,621,911	9.90	7.15%
Staples	8	174,829	2.55%	2,261,073	12.93	3.50%
Discount Drug Mart	9	232,563	3.39%	2,082,403	8.95	3.22%
LA Fitness	3	122,996	1.79%	1,743,072	14.17	2.70%
Wal-Mart/Sam's Club	2	205,237	2.99%	1,367,563	6.66	2.12%
United Artists Theatre Group	1	77,700	1.13%	1,332,769	17.15	2.06%
CVS	8	79,757	1.16%	1,153,171	14.46	1.78%
Farmer Jack	1	54,650	0.80%	890,017	16.29	1.38%
Food Lion	3	105,470	1.54%	854,790	8.10	1.32%

Sub-total top ten tenants	55	2,168,729	31.58%	24,111,294	11.12	37.31%
Remaining tenants	598	4,004,925	58.31%	40,515,006	10.12	62.69%

Sub-total all tenants	653	6,173,654	89.89%	64,626,300	10.47	100.00%
Vacant (a)	N/A	694,355	10.11%	N/A	N/A	N/A

Total (including vacant)	653	6,868,009	100.00%	$64,626,300	$9.41	N/A

(a)	Includes locations presently undergoing development and/or redevelopment activities.

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CEDAR SHOPPING CENTERS, INC.
Lease Expiration Schedule
As of September 30, 2005
(unaudited)
Number of tenants	Sq ft	Percentage of total sq ft	Year leases expire	Annualized expiring base rents	Annualized expiring per sq ft	Percentage annualized expiring base rents

19	55,012	0.80%	M-T-M	$808,594	$14.70	1.25%
29	87,972	1.28%	2005	1,019,474	11.59	1.58%
95	318,892	4.64%	2006	4,616,509	14.48	7.14%
91	319,493	4.65%	2007	4,174,545	13.07	6.46%
95	488,280	7.11%	2008	5,872,398	12.03	9.09%
102	522,931	7.61%	2009	5,468,691	10.46	8.46%
48	704,486	10.26%	2010	5,378,878	7.64	8.32%
27	484,118	7.05%	2011	3,569,859	7.37	5.52%
24	231,911	3.38%	2012	2,428,438	10.47	3.76%
20	230,047	3.35%	2013	2,575,984	11.20	3.99%
25	447,179	6.51%	2014	4,494,017	10.05	6.95%
12	265,917	3.87%	2015	2,493,668	9.38	3.86%

587	4,156,238	60.52%		42,901,055	10.32	66.38%
66	2,017,416	29.37%	Thereafter	21,725,245	10.77	33.62%

653	6,173,654	89.89%		64,626,300	10.47	100.00%
N/A	694,355	10.11%	Vacant (a)	N/A	N/A	N/A

			Total
653	6,868,009	100.00%	portfolio	$64,626,300	$9.41	N/A

(a)	Includes locations presently undergoing development and/or redevelopment activities.